Castlight Health Announces First Quarter 2018 Results

Total Revenue of $36.5 million, Up 32% Year-over-Year

SAN FRANCISCO - May 10, 2018 - Castlight Health, Inc. (NYSE:CSLT), a leading health benefits platform provider, today announced results for its first quarter ended March 31, 2018.

“We launched a record number of new customers in the first quarter, including more than twenty on Engage, our first product that combines wellbeing and care guidance functionality into a single user experience,” said John Doyle, chief executive officer of Castlight Health. “With the solid start to the year, we are pleased to be reiterating our 2018 outlook.”

Financial performance for the three months ended March 31, 2018 compared to the three months ended March 31, 2017 includes:

•	GAAP total revenue of $36.5 million, representing an increase of 32%

•	GAAP gross margin of 59.0%, compared to 70.9%

•	Non-GAAP gross margin of 63.0% compared to 73.7%

•	GAAP operating loss of $14.6 million for both quarters

•	Non-GAAP operating loss of $7.7 million, compared to a loss of $5.3 million

•	GAAP net loss per basic and diluted share of $0.11, compared to a net loss per basic and diluted share of $0.14

•	Non-GAAP net loss per basic and diluted share of $0.06, compared to a net loss per basic and diluted share of $0.05

•	Cash used in operations of $19.0 million, compared to $10.9 million

Total cash, cash equivalents and marketable securities was $74.6 million as of March 31, 2018.

The financial performance of Jiff, Inc., which Castlight acquired on April 3, 2017, is not included in the metrics for first quarter ended March 31, 2017. A reconciliation of GAAP to non-GAAP results has been provided in this press release in the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Castlight adopted the new accounting standard ASC 606, effective January 1, 2018, and used the full retrospective method of adoption. As such, all historical financial information has been adjusted to reflect the impact of adoption of ASC 606. For more information, please refer to a supplemental presentation available on the company’s investor relations website at http://ir.castlighthealth.com.

Business Outlook
The Company is reiterating its previously-issued 2018 outlook. For the full year 2018, the Company expects:
•GAAP revenue in the range of $150 million to $155 million

•	Non-GAAP operating loss in the range of $15 million to $20 million

•	Non-GAAP net loss per share of approximately $0.11 to $0.15 based on approximately 137 million to 138 million shares

Quarterly Conference Call
Castlight Health senior management will host a conference call to discuss its first quarter 2018 results and business outlook today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company’s Investor Relations website at http://ir.castlighthealth.com. An archive of the webcast can also be accessed through the same link. The live conference call can be accessed by dialing (866) 393-4306 and the replay will be available for one week at (855) 859-2056. The conference ID number for the live call and replay is 5669898.

About Castlight Health
Castlight is on a mission to make it as easy as humanly possible to navigate healthcare and live happier, healthier, more productive lives. Our health navigation platform connects with hundreds of health vendors, benefits resources, and plan designs, giving rise to the world’s first comprehensive app for all health needs. We guide individuals - based on their unique profile - to the best resources available to them, whether they are healthy, chronically ill, or actively seeking medical care. In doing so, we help companies regain control over rising healthcare costs and get more value from their benefits investments. Castlight revolutionized the healthcare sector with the introduction of data-driven price transparency tools in 2008 and the first consumer-grade wellbeing platform in 2012. Today, Castlight serves as the health navigation platform for millions of people and is a trusted partner to many of the largest employers in the world.

For more information visit www.castlighthealth.com. Follow us on Twitter and LinkedIn and Like us on Facebook.

Non-GAAP Financial Measures
To supplement Castlight Health’s financial statements presented in accordance with generally accepted accounting principles (GAAP), we also use and provide investors and others with non-GAAP measures of certain components of financial performance, including non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating loss, non-GAAP other income, net, non-GAAP net loss and non-GAAP net loss per share. Non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating loss, non-GAAP other income, net and non-

GAAP net loss exclude stock-based compensation, litigation settlement, amortization of intangibles, capitalization and amortization of internal-use software, loss on sublease, gain on sale of investment in related party, expense related to expiration of SAP warrant, changes in fair value of contingent consideration liability, and charges related to the acquisition of Jiff and the associated tax impact of these items, where applicable.

We believe that these non-GAAP financial measures provide useful supplemental information to investors and others, facilitate the analysis of the company’s core operating results and comparison of operating results across reporting periods, and can help enhance overall understanding of the company’s historical financial performance.

We have provided a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, except that we have not reconciled our non-GAAP operating loss and net loss per share guidance for the full year 2018 to comparable GAAP operating loss and net loss per share guidance because we do not provide guidance for stock-based compensation expense, and capitalization and amortization of internal-use software, which are reconciling items between GAAP and non-GAAP operating loss. The factors that may impact our future stock-based compensation expense, and capitalization and amortization of internal-use software are out of our control and/or cannot be reasonably predicted, and therefore we are unable to provide such guidance without unreasonable effort. Factors include our market capitalization and related volatility of our stock price and our inability to project the cost or scope of internally produced software.

These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP.

Further, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Castlight Health encourages investors and others to review the company’s financial information in its entirety and not rely on a single financial measure.

Safe Harbor For Forward-Looking Statements
This press release contains forward-looking statements about Castlight Health’s expectations, plans, intentions, and strategies, including, but not limited to, statements regarding Castlight Health’s 2018 full year projections, our expectations for our future business and financial performance. Statements including words such as “anticipate,” “believe,” “estimate,” “will,” “continue,” “expect,” or “future,” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include those described in Castlight Health’s documents filed with or furnished to the Securities and Exchange Commission. All forward-looking statements in this press release are based on information available to Castlight Health as of the date hereof. Castlight Health assumes no obligation to update these forward-looking statements.

Copyright 2018 Castlight Health, Inc. Castlight Health® is the registered trademark of Castlight Health, Inc. Other company and product names may be trademarks of the respective companies with which they are associated.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	As of
	March 31, 2018	December 31, 2017
		(as adjusted)(1)
Assets
Current assets:
Cash and cash equivalents	$48,174	$61,319
Marketable securities	26,433	32,025
Accounts receivable and other, net	33,129	21,933
Prepaid expenses and other current assets	3,632	3,991
Total current assets	111,368	119,268
Property and equipment, net	4,791	5,263
Restricted cash, non-current	1,325	1,325
Deferred commissions	25,830	27,512
Deferred professional service costs	12,318	12,480
Intangible assets, net	19,111	20,253
Goodwill	91,785	91,785
Other assets	2,150	1,997
Total assets	$268,678	$279,883
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$5,549	$3,907
Accrued expenses and other current liabilities	12,473	13,178
Accrued compensation	7,551	13,941
Deferred revenue	30,050	25,985
Total current liabilities	55,623	57,011
Deferred revenue, non-current	3,575	4,457
Debt, non-current	4,648	4,958
Other liabilities, non-current	2,594	1,900
Total liabilities	66,440	68,326
Stockholders’ equity	202,238	211,557
Total liabilities and stockholders’ equity	$268,678	$279,883
_______________

(1)	Prior-period information has been adjusted for the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (ASC 606), which we adopted in the first quarter of 2018.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2018	2017
		(as adjusted)(1)
Revenue:
Subscription	$32,989	$25,897
Professional services and other	3,490	1,806
Total revenue, net	36,479	27,703
Cost of revenue:
Cost of subscription(2)	9,174	4,246
Cost of professional services and other(2)	5,769	3,809
Total cost of revenue	14,943	8,055
Gross profit	21,536	19,648
Operating expenses:
Sales and marketing(2)	13,912	14,145
Research and development(2)	15,371	11,071
General and administrative(2)	6,825	8,998
Total operating expenses	36,108	34,214
Operating loss	(14,572)	(14,566)
Other income, net	128	192
Net loss	$(14,444)	$(14,374)
Net loss per share, basic and diluted	$(0.11)	$(0.14)
Weighted-average shares used to compute basic and diluted net loss per share	134,994	104,935
_______________________

(1)	Prior-period information has been adjusted for the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (ASC 606), which we adopted in the first quarter of 2018.

(2)	Includes stock-based compensation expense as follows:

	Three Months Ended March 31,
	2018	2017
		(as adjusted)
Cost of revenue:
Cost of subscription	$242	$127
Cost of professional services and other	301	246
Sales and marketing	1,138	2,154
Research and development	1,654	1,790
General and administrative	1,257	1,295

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three Months Ended March 31,
	2018	2017
		(as adjusted)(1)
Operating activities:
Net loss	$(14,444)	$(14,374)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,860	698
Stock-based compensation	4,592	5,612
Amortization of deferred commissions	2,853	1,933
Amortization of deferred professional service costs	946	887
Loss on sublease	916	—
Accretion and amortization of marketable securities	(131)	64
Changes in operating assets and liabilities:
Accounts receivable and others, net	(11,196)	(1,691)
Deferred commissions	(1,171)	(557)
Deferred professional service costs	(742)	(852)
Prepaid expenses and other assets	206	(1,183)
Accounts payable	1,783	177
Accrued expenses and other liabilities	(7,627)	(4,755)
Deferred revenue	3,183	3,129
Net cash used in operating activities	(18,972)	(10,912)
Investing activities:
Purchase of property and equipment	(388)	(166)
Purchase of marketable securities	(10,025)	(16,007)
Maturities of marketable securities	15,750	34,799
Net cash provided by investing activities	5,337	18,626
Financing activities:
Proceeds from the exercise of stock options	490	374
Payments of issuance costs related to equity	—	(612)
Net cash provided by (used in) financing activities	490	(238)

Net (decrease) increase in cash, cash equivalents and restricted cash	(13,145)	7,476
Cash, cash equivalents and restricted cash at beginning of period	62,644	49,866
Cash, cash equivalents and restricted cash at end of period	$49,499	$57,342

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$48,174	$56,198
Restricted cash	1,325	1,144
Total cash, cash equivalents and restricted cash	$49,499	$57,342
_______________________

(1)
Prior-period information has been adjusted for the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (ASC 606), which we adopted in the first quarter of 2018, and ASU No. 2016-18, Statement of Cash Flows, Restricted Cash (ASC 230), which we adopted in the fourth quarter of 2017.

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31, 2018	December 31, 2017	March 31, 2017
		(as adjusted)(1)	(as adjusted)(1)
Gross profit:
GAAP gross profit subscription	$23,815	$25,376	$21,651
Stock-based compensation	242	250	127
Amortization of internal-use software	219	236	244
Amortization of intangibles	678	751	—
Non-GAAP gross profit subscription	$24,954	$26,613	$22,022
GAAP gross margin subscription	72.2%	75.3%	83.6%
Non-GAAP gross margin subscription	75.6%	78.9%	85.0%

GAAP gross loss professional services	$(2,279)	$(1,532)	$(2,003)
Stock-based compensation	301	228	246
Acquisition related costs	—	—	147
Non-GAAP gross loss professional services	$(1,978)	$(1,304)	$(1,610)
GAAP gross margin professional services	(65.3)%	(44.0)%	(111)%
Non-GAAP gross margin professional services	(56.7)%	(37.4)%	(89.1)%

GAAP gross profit	$21,536	$23,844	$19,648
Impact of non-GAAP adjustments	1,440	1,465	764
Non-GAAP gross profit	$22,976	$25,309	$20,412
GAAP gross margin	59.0%	64.1%	70.9%
Non-GAAP gross margin	63.0%	68.0%	73.7%

Operating expense:
GAAP sales and marketing	$13,912	$14,149	$14,145
Stock-based compensation	(1,138)	(1,960)	(2,154)
Amortization of intangibles	(448)	(448)	—
Acquisition related costs	—	—	(405)
Non-GAAP sales and marketing	$12,326	$11,741	$11,586

GAAP research and development	$15,371	$14,428	$11,071
Stock-based compensation	(1,654)	(1,740)	(1,790)
Loss on sublease	(916)	—	—
Acquisition related costs	—	—	(267)
Non-GAAP research and development	$12,801	$12,688	$9,014

GAAP general and administrative	$6,825	$2,754	$8,998
Stock-based compensation	(1,257)	(1,368)	(1,295)
Litigation settlement	—	—	(250)
Amortization of intangibles	(17)	(17)	—
Change in fair value of contingent consideration liability	—	3,959	—
Acquisition related costs	—	(58)	(2,340)
Non-GAAP general and administrative	$5,551	$5,270	$5,113

GAAP operating expense	$36,108	$31,331	$34,214
Impact of non-GAAP adjustments	(5,430)	(1,632)	(8,501)
Non-GAAP operating expense	$30,678	$29,699	$25,713

Operating loss:
GAAP operating loss	$(14,572)	$(7,487)	$(14,566)

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

Impact of non-GAAP adjustments	6,870	3,097	9,265
Non-GAAP operating loss	$(7,702)	$(4,390)	$(5,301)

Other income, net:
GAAP other income, net	$128	$330	$192
Gain on sale of investment in related party	—	(1,375)	—
Expense related to expiration of SAP warrant	—	1,132	—
Non-GAAP other income, net	$128	$87	$192

Net loss and net loss per share:
GAAP net loss	$(14,444)	$(7,157)	$(14,374)
Total pre-tax impact of non-GAAP adjustments	6,870	2,854	9,265
Income tax impact of non-GAAP adjustments	—	—	—
Non-GAAP net loss	$(7,574)	$(4,303)	$(5,109)
GAAP net loss per share, basic and diluted	$(0.11)	$(0.05)	$(0.14)
Non-GAAP net loss per share, basic and diluted	$(0.06)	$(0.03)	$(0.05)
Shares used in basic and diluted net loss per share computation	134,994	134,018	104,935
_______________________

(1)	Prior-period information has been adjusted for the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (ASC 606), which we adopted in the first quarter of 2018.

Castlight Media Contact:
Shannon Magill
press@castlighthealth.com
415-829-1500

Castlight Investor Contact:
Gary J. Fuges, CFA
ir@castlighthealth.com
415-829-1680